SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)           March 31, 2000
                                                                  --------------


                                   YP.Net.Inc
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                    0-24217                      85-026668
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (IRS  Employer
   of  Incorporation)             File  Number)             Identification  No.)


   4840 East Jasmine Street, Suite 110, Mesa, Arizona                    85205
--------------------------------------------------------------------------------
(Address  of Principal Executive Offices)                             (Zip Code)


Registrant's  telephone  number,  including  area  code          (480) 654-9646
                                                                 ---------------


                                     N/A
--------------------------------------------------------------------------------
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On March 14, 2000, Registrant filed its Form 8-K indicating a change in Registrant's Certified Public Accountants.

     On March 30, 2000, Registrant appointed King, Weber & Associates, P.C., Certified Public Accountants, 1400 East Southern Avenue, Suite 235, Tempe, Arizona 85282, as its independent certifying auditor pursuant to the engagement letter attached as Exhibit "A" hereto, and as executed by Registrant as of that date.

     Registrant engaged its independent certifying auditor for the purpose of preparing the fiscal year-end financial statements for Registrant whose fiscal year ended September 31, 1999. Such financial statements are to be filed as part of Registrant's Form 10-KSB for said fiscal year.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              YP.NET.INC.


Date:  March  31,  2000                       By:  /s/  Angelo  Tullo
       ----------------                            ------------------------
                                                   Angelo  Tullo,  Chairman

                                    EXHIBIT A

King, Weber & Associates, P.C. | 14OO E. Southern Ave | Telephone (480)73O-6023
Certified Public Accountants   | Suite  235           | Facsimile (480)73O-5976
                               | Tempe, AZ 85282-5679 | kwa1@ix.netcom.com




March  30,  2000


To  the  Board  of  Directors
  of  YP.Net,  Inc.  and  Subsidiaries;

This letter appends our engagement letter dated March 14, 2000, which outlines our understanding of the services we are to provide for YP.Net, Inc. and Subsidiaries ("Company") for the year ended September 30, 1999. Our March 14th letter states that we will audit the balance sheet of the Company as of September 30. 1999 and the related statements of operations, shareholders' deficit and cash flows for the year then ended. It also states that our engagement as auditors is contingent upon completion of our firm's client acceptance procedures. We have completed those procedures and we will begin audit procedures upon your execution of the engagement letter, execution of this addendum and receipt of the retainer requested.

We look forward to a long and mutually beneficial relationship with the Company and its management

Sincerely,


/S/  King,  Weber  &  Associates,  P.C.
---------------------------------------
KING,  WEBER  &  ASSOCIATES,  P.C.


Officer  Signature:                       Date:  3-3-00
                   -------------------         --------
                   Chairman


American Institute of Certified Public Accountants Tax Division and SEC Practice
             Section Arizona Society of Certified Public Accountants

King, Weber & Associates, P.C. | 14OO E. Southern Ave | Telephone (480)73O-6023
Certified Public Accountants   | Suite  235           | Facsimile (480)73O-5976
                               | Tempe, AZ 85282-5679 | kwa1@ix.netcom.com




March  l4,  2000


To  the  Board  of  Directors
  of  YP.Net,  Inc.  and  Subsidiaries


We are pleased to confirm our understanding of the services we are to provide for YP.Net, Inc. and Subsidiaries ("Company") for the year ended September 30, 1999. We will audit the balance sheet of the Company as of September 30, 1999 and the related statements of operations, shareholders' deficit and cash flows for the year then ended. Please note that our engagement is contingent upon completion of our firm's client acceptance procedures which will take approximately one week from the date of this letter. We will provide you an addendum to this letter stating the conclusion of the firm's final acceptance of this engagement upon completion of those procedures.

It will be the responsibility of Mr. Mark Weber to ensure that the Company receives timely quality service. Mr. Weber will, as considered necessary, call upon other individuals within our firm to assist in the performance of our services.

While auditing and reporting of the Company's financial statements' for the year ended September 30, 1999 is the service we will be providing, we will also be pleased to assist the Company on issues as they arise throughout the year. Hence, we hope that the Company will call Mr. Weber whenever management believes he can be of assistance.

Our audit will be conducted in accordance with generally accepted auditing standards and will include tests of your accounting records and other procedures we consider necessary to enable us to express an opinion on the fair presentation of the Company's financial statements, in all material respects, in conformity with generally accepted accounting principles. Our ability to express that opinion, and the wording of our opinion, will be dependent on the facts and circumstances at the date of our report. If for any reason, we are unable to complete the audit, we will not issue a report as a result of this engagement.

Our procedures will include tests of documentary evidence supporting the transactions recorded in the accounts and direct confirmation of receivables and certain other assets and liabilities by correspondence with selected customers, vendors, legal counsel and banks. We will request written representations from your attorneys. We will make inquiries and request specific representations of management and, at the conclusion of the audit, we will also request certain written representations from you about the financial statements and related matters. The responses to those inquiries and related written representations are part of the evidential matter that we will rely on as auditors in forming our opinion on the Company's financial statements.


American Institute of Certified Public Accountants Tax Division and SEC Practice
             Section Arizona Society of Certified Public Accountants

YP.Net,  Inc  and  Subsidiaries
page  2

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements; therefore, our audit will involve judgment about the number of transactions to be examined and the areas to be tested. Also, we will plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether caused by error or fraud. However, because of the concept of reasonable assurance and the characteristics of fraud, our audit will not necessarily detect all misstatements that might exist due to error, fraudulent financial reporting, or the misappropriation of assets. The financial statements are the responsibility of management. We understand that you will provide us with the basic information required for our audit arid that you are responsible for the accuracy and completeness of that information. We will advise you of the appropriate accounting principles and their application and will assist in the preparation of the financial statements, but the responsibility for the financial statements remains with the Company's management. In this regard, the Company's management is responsible for establishing and maintaining a sound system of internal control. Encompassed in that responsibility is the creation and maintenance of internal control and proper accounting records, the selection of appropriate accounting principles, the safeguarding of assets and compliance with relevant laws and regulations. We will advise you of any matters of fraud, material errors or illegal acts that come to our attention. Our responsibility as auditors is to express an opinion on the financial statements based on our audit, and is limited to the period covered by our audit and does not extend to any later periods for which we are not engaged as auditors.

Our audit is not specifically designed and cannot be relied on to disclose reportable conditions, that is, significant deficiencies in the design or operation of the internal control structure. However, during the audit, if we become aware of such reportable conditions or ways that we believe management practices can he improved, we will communicate them to you in a separate letter.

In Connection with our audit we may make certain limited inquiries related to Year 2000 issues. These inquiries are riot designed to, and do not, provide any assurance the Year 2000 issues which may exist will be identified. The audit will not be designed to evaluate the Company's Year 2000 remediation plans, should there he any, regarding operational or financial systems and, therefore, cannot be relied upon to determine whether the Company will be Year 2000 compliant on a timely basis, Year 2000 compliance is the responsibility of management.

If the Company intends to publish or otherwise reproduce in any document our report on the Company's financial statements, or otherwise make reference to King, Weber & financial statements (e.g., in a debt or equity offering circular or in a private placement

YP.Net,  Inc.  and  Subsidiaries
page  3

memorandum), the Company agrees that prior to making any such use of our report, or reference to King, Weber & Associates, P.C., management will provide us a draft of the document and obtain our approval for the inclusion or incorporation by reference of our report, or the reference to King, Weber & Associates, P.C. in such document before the document is printed and distributed. The inclusion or incorporation by reference of our report in any such document would constitute a reissuance of our report and any request by the Company to reissue our report in an offering or other document will be considered based on the facts and circumstances existing at the time of such request. Also, our report should not be included in the SEC's EDGAR filing system until you have received a manually signed report from us.

The estimated fees outlined herein do not include any services that would need to be performed in connection with any request to make use of our report or reference to King, Weber & Associates, P.C.; fees for such services would be subject to our mutual agreement at such time.

While our audit will be conducted with due regard to the rules and regulations of the Securities and Exchange Commission ("SEC") relative to matters of accounting, it should be understood that our report and the financial statements are subject to review by the SEC and to their interpretation of the applicable rules and regulations.

The Private Securities Litigation Reform Act of 1995 (the "Act") has imposed additional responsibilities on SEC registrants, their management, audit committees and boards of directors, as well as independent auditors regarding the reporting of illegal acts that have or may have occurred. During the course of our audits, we will ask you for specific representations about this. To fulfill our responsibilities under the Act, we may need to consult with your Counsel, or counsel of our choosing, about any such illegal acts of which we may become aware. Additional fees, including legal fees, if any, will be billed to you. You agree to cooperate fully with any procedures that we may deem necessary should this situation occur.

We will also assist with any amendments required to previously issued financial information on Forms 10-QSB. We will also assist you in the preparation of Form 10-KSB to be filed with the Securities and Exchange Commission.

We estimate our Fees for the audit will be $35,000 to $55,000 plus out-of-pocket expenses for travel, telephone, postage, etc. Our invoices will be rendered as work progresses. Our fee was based on anticipated cooperation from your personnel and the assumption that unexpected circumstances will not be encountered during the audit. If significant additional time is necessary, we will discuss it with you and arrive at a revised fee before we incur significant additional time.

YP.Net,  Inc.  and  Subsidiaries
page  4

It is understand by all parties that this fee quote is an estimate based on an incomplete analysis of the scope of the work needed. We believe that the high end of the quoted fee range will allow us to consider numerous contingencies and we do not anticipate incurring such time to require the maximum fee unless there are unforeseen circumstances, Our fees are likely to fluctuate in that range depending upon the scope of work performed by The Thompson Group P.C. We understand that The Thompson Group P.C. is being engaged by you as outside consultants to assist us in the performance of this audit and the preparation of schedules and other information required for the audit. However, The Thompson Group P.C. will be paid under separate agreement with the Company and whose foes are not included herein.

Our invoices for these fees will be rendered every 15 days and are due upon presentation. We anticipate beginning the audit the week of March 27, 2000 in order to meet management's objective of filing the Form l0-KSB as quickly as possible. We will work with our engagement consult TG in the intervening period to begin certain audit procedures. As is our firm's normal policy, we require a $5,000 retainer prior to commencement of our audit. We will submit an invoice for the balance of the estimated audit fee upon issuance of our report and require final payment as a condition of our issuance. In accordance with our firm policies, work may be suspended if your account becomes if days or more overdue.

Parties to this engagement agree that any dispute that may arise regarding the meaning, performance, or enforcement of this engagement will be submitted to mediation upon the written request of any party to the engagement. The party requesting mediation may select the mediation provider. The mediation shall be conducted in accordance with the

Commercial Mediation Rules of the American Arbitration Association or such other rules as may be agreed upon by the parties. The results of the mediation shall not be binding upon either party. Costs of any mediation proceeding shall be shared equally by both parties.

We appreciate the opportunity to be of service to you. If you agree with the terms of our engagement as described in this letter, please sign below and return a copy to us. However, please delay your execution of this engagement letter until you have received the addendum discussed above.

Sincerely,

/S/  King,  Weber  &  Associates,  P.C.
---------------------------------------
KING,  WEBER  &  ASSOCIATES,  P.C.


Officer  Signature:  /S/                                          Date:  3-30-00
                     ---------------------                               -------
                     Chairman